
MOVING WATER. MOVING FUEL.
MOVING FORWARD.

Investor Presentation 3Q-2021

Gregg Sengstack, Chairperson and CEO

Jeff Taylor, VP – Chief Financial Officer

Franklin Electric

July 2021

Franklin Electric

SAFE HARBOR STATEMENT:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2020, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

STRATEGIC FOCUS:

To grow as a global provider of water and fuel systems, through geographic expansion and product line extensions, leveraging our global platform and competency in system design.

Franklin Electric

Franklin Electric



Investment Highlights[1]

Leading market position in groundwater pumping systems

Track record of **consistent organic growth** across segments

Advantageous **global footprint** to extend leadership and capture revenue in developing markets

Proven cash flow generation with **FCF growth CAGR of 23%** since 2016 (5 yr. CAGR)

Strong balance sheet with **net debt-to-EBITDA < 0.2x** and opportunity for investment

History of returning capital to shareholders; **Dividends paid CAGR of 12%** since 1993

Corporate **strategy aligned with ESG principles**; Focus on increasing transparency

1) At 12/31/20

Franklin Electric



Franklin Electric Segment Overview (Revenue YTD 2021)

WATER SYSTEMS
$444.8M (55%)


GROUNDWATER
60%
GREYWATER
11%
LARGE DEWATERING
8%
WATER TREATMENT
9%
CONDENSATE AND OTHER INDUSTRIAL
13%

DISTRIBUTION
$240.5M (30%)


WATER WELL
WASTEWATER
ACCESSORIES
DRILLING SUPPLIES
COMMERCIAL & INDUSTRIAL
IRRIGATION
TREATMENT

FUELING SYSTEMS
$129.0M (15%)


FUELING SYSTEMS



Performance by Segment [1]

WATER SYSTEMS

Q2 2021 YoY
Net Sales: $247.2M up 39%
(23% organic growth)

YTD6 2021 YoY
Net Sales: $444.8M up 30%
(20% organic growth)

MARKET OPPORTUNITY
>$6.0B

DISTRIBUTION

Q2 2021 YoY
Net Sales: $144.8 up 57%
(41% organic growth)

YTD6 2021 YoY
Net Sales: $240.5M up 58%
(37% organic growth)

MARKET OPPORTUNITY
>$2.0B

FUELING SYSTEMS

Q2 2021 YoY
Net Sales: $72.2M up 29%
(27% organic growth)

YTD6 2021 YoY
Net Sales: $129.0M up 16%
(14% organic growth)

MARKET OPPORTUNITY
>$0.9B

[1] Market opportunity based on management estimates at 12/31/20

Franklin Electric



Water Systems Evolution

Year: 2000 MOTORS & CONTROLS	Year: 2020 PUMPING SYSTEMS
	

Franklin has evolved its portfolio and established itself as a leading supplier of groundwater pumping systems, and forward integrating in the U.S.



Water Systems Evolution – Water Treatment

Natural Extension from Groundwater Capabilities

- Great need for Water Treatment work on almost all wells
- Field and technical service expertise; ability to translate leadership across the Water Treatment market

Water Quality Dealer Adds Significant Value in the Channel

- ~$2.7B Addressable market
- Acquisitions provide reach with Water Quality Dealers and complements strong Franklin Electric track record in Wholesale Distribution management

Creates Growth Platform within Franklin's Wheelhouse

- Increased demand for clean water, health concerns and development of global water systems
- Opportunity for global penetration

Water Treatment Leverages Expertise in Distribution Management



FE Acquired Water Treatment Providers

	Headquarters	Dealers (+/-)	Acquisition Date	Annual Revenue (MUSD)
AQUA SYSTEMS Hellenbrand	Indianapolis, IN	590	2Q 2021	$76
PURONICS	Livermore, CA	150	2Q 2021	$24
Waterite	Winnipeg, ON	1,600	4Q 2020	$27
First 1 Sales LLC AVID STERLING WATER TREATMENT	Churubusco, IN	30	3Q 2019	$17


PURONICS
PURONICS

FELE Water Treatment Platform is over $150M in Annual Sales



Franklin Electric

Franklin Water Treatment Go-to-Market Strategy

	Retail (DIY)		Wholesale Distribution		Water Quality Dealers	
	E-Commerce	Big Box	Plumbing	Groundwater	Owned	Branded
			AVID Water Systems	AVID Water Systems	Waterite	AVID Water Systems
			Sterling Water Treatment	Sterling Water Treatment	Puronics	Sterling Water Treatment
			Waterite	Waterite	Aqua Systems	Waterite
					Hellenbrand	Puronics
						Aqua Systems
						Hellenbrand
Market	Emerging	$0.5B	$0.5B	$0.2B	$1.5B	

Focused Strategy to Win with Professional Installers and Established Distribution Channels

Headwater Distribution Companies



HEADWATER
COMPANIES

- Extend our position in groundwater
- Move closer to contractor
- Optimize supply chain
- Opportunities to move into adjacencies:
    - Filtration
    - Treatment
    - Irrigation
    - Commercial
- Gicon Pump & Equipment acquired December 2020

Fueling Evolution

Year: 2000
PUMPS & CONTROLS


STP-SCI

Year: 2020
TOTAL SYSTEMS


STP-SCI

Proven growth from listening to and serving our customers



Franklin Electric

Foundation for Growth

Customer Centricity



Innovation



Corporate Stewardship



Franklin Electric

Customer Centricity

Continue driving productivity & building a competitive advantage by closely connecting the value chain to the customer.


Franklin Electric
Locations with 50+ employees
Image Source: NASA's Earth Observatory

Functional focus areas

1. **Order Management, Distribution & Logistics** – Customer centric fulfillment to achieve service level agreement (SLA)
2. **Central Planning** – Inventory optimization to support SLA & address network complexity
3. **Manufacturing** – Demand driven execution & lean focus to drive productivity & responsiveness
4. **Sourcing** – Supply chain risk mitigation & continued MCOS reduction focus



Innovations in Water Systems

High-Efficiency Submersible Pumps

Patent-pending design configurations exceed U.S. Dept of Energy regulations



High-Efficiency Permanent Magnet Motors

4 & 6 inch encapsulated submersible motors with lower operating costs.



Variable Frequency Drives

with Bluetooth-Enabled Mobile Apps

Residential/Commercial HVAC, Cooling Tower, & Pumping Applications


Q-LINK

Inline Delta Pressure Booster

High-Rise Buildings & Light Industrial Applications

Quiet modular design with built-in proprietary protection features.


INLINE
DELTA



Franklin Electric

Innovations in Fueling Systems

EVO 200/400
Fuel Management

Highly accurate Automated Tank Gauges for small to mid-size fuel systems

EVO™ SERIES


EVO
EVO SERIES
Franklin Fueling Systems
KWIK TRIP

FFS PRO Verify
Installation Assurance

Cloud service that provides remote installation quality and safety assurance.

FFS PRO FACTORY VERIFIED


FFS PRO VERIFY
Site Verification Checkpoint Report
Love's

Corrosion Control
In-Tank & In-Sump

Mitigates corrosion and protects sites from its potentially costly effects.

CORROSION CONTROL SYSTEM


Wawa



Corporate Stewardship

Corporate strategy aligned with ESG principles; Focus on increasing transparency

Commitment to Safety

Promote a culture of continuous health and safety training

- Engagement across all levels
- Prioritize employee health and wellness
  - Actively monitor progress [1]
    - **TRR down 33% in 2020**
    - **LTR down 17% in 2020**
- Senior Management Reviews at least monthly

Operational Integrity

Ensuring proper practices and ethics throughout our business and relationships

- Hold employees and suppliers to high standards
- Continue to improve supply chain transparency

Continuous Improvement

Measure ESG impact & drive improvement

- Decouple growth from negative environmental impacts
- Promote diversity and inclusion initiatives
- Highlight culture of continuous training and improvement

Board-Level Oversight

Executive-led ESG committee focused on sustainability initiatives and driving improvement of metrics against targets

- Establish transparency around ESG measures
- Integrate ESG into Long Range Planning process

[1] TRR = Total Recordable Rate of work-related injury or illness; LTR = Lost Time Rate for work-related injury or illness



Strategic Priorities

1 **Continue to drive organic growth**

- Customer-focused innovation
- Enhance position in industrial channel
- 10 year Developing Region Growth CAGR of 8%
- Drive synergies through the entire U.S. Groundwater Pro channel

2 **Maintain competitive advantages that lead to operational efficiencies**

- Extend leadership position via quality, availability and cost
- Optimize distribution network and manufacturing footprint
- Become global DCX leader for customers

3 **Identify opportunities for inorganic growth**

- Pursue strategic and accretive acquisitions
- Priorities: Water Treatment, Grid Solutions, Distribution

Franklin Electric is well positioned to drive long-term shareholder returns

Franklin Electric



Capital Allocation Performance & Priorities

2006 – 2020 FCF Deployment


Share Repurchases 15%
CAPEX 27%
Dividends 23%
Acquisitions 35%

Priorities for Cash Deployment

1. Opportunistic approach to acquisitions with >**$600M** in deal capacity (a)
2. Reinvestment in business to drive organic growth
3. Dividends paid CAGR of 8% (2006 to 2020)
4. Opportunistic share repurchases

(a) At 6/30/21

Acquisitions are a critical engine for growth

Key Priorities	Outcomes
Product Line Extensions	More FELE-branded products in distribution
Geographic Expansion	New platforms and bolt-ons to extend reach

Criteria

- Demonstrated ability to grow and drive incremental operating margins
- Focus on risk adjusted IRR and EPS accretion
- Historic cash flow multiples of 6 to 8 times


MOVING WATER. MOVING FUEL.
MOVING FORWARD.

Financial Performance Summary

Franklin Electric



Franklin Electric

Financial Performance Summary

Consolidated Sales


$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$950
$1,125
$1,298
$1,315
$1,247
$770
2016
2017
2018
2019
2020
YTD 2021

EPS (before restructuring)


$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.64
$1.92
$2.26
$2.07
$2.18
$1.42
2016
2017
2018
2019
2020
YTD 2021

7%
NET REVENUE CAGR FY2016-2020

23%
FREE CASH FLOW[1] CAGR FY2016-2020

16.2%
ROIC[2] 2020

7%
EPS (BEFORE RESTRUCT.) CAGR FY2016-2020

[1]FCF = Cash Flow from Operations less net CAPEX
[2]ROIC based on pre-tax calculation



Franklin Electric

Cash Generation & Returns

Net Income ($M)


$120
$100
$80
$60
$40
$20
$-
$79
$78
$106
$95
$101
$68
2016
2017
2018
2019
2020
2021 YTD

Free Cash Flow ($M)[1]


$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$82
$34
$107
$156
$189
$23
2016
2017
2018
2019
2020
2021 YTD

Free Cash Flow Conversion


200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
104%
43%
101%
163%
187%
34%
2016
2017
2018
2019
2020
2021 YTD

ROIC[2]


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
15.1%
13.1%
14.6%
14.0%
16.2%
20.4%
2016
2017
2018
2019
2020
2021 YTD

[1] FCF = Cash Flow from Operations less net CAPEX [2] ROIC based on pre-tax calculation

Franklin Electric

Organic Sales Growth [1]



Water Systems
Fueling Systems
Distribution
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
2.5%
8.2%
8.1%
15.0%
3.1%
-0.1%
3.5%
0.1%
-2.5%
-16.7%
12.5%
20.5%
14.0%
37.1%
2017
2018
2019
2020
2021 YTD

[1] Distribution first measured in 2018. Excludes acquisitions for one year and impact of Foreign Currency translation.
*2020 Total Water organic sales excluding Pioneer dewatering equipment was +4.1%.
*2020 Total Fueling Systems organic sales excluding China sales was (8.5)%.



Investment Highlights[1]

Leading market position in groundwater pumping systems

Track record of consistent organic growth across segments

Advantageous global footprint to extend leadership and capture revenue in developing markets

Proven cash flow generation with FCF growth CAGR of 23% since 2016 (5 yr. CAGR)

Strong balance sheet with net debt-to-EBITDA < 0.2x and opportunity for investment

History of returning capital to shareholders; Dividends paid CAGR of 12% since 1993

Corporate strategy aligned with ESG principles; Focus on increasing transparency

1) At 12/31/20


MOVING WATER. MOVING FUEL.
MOVING FORWARD.

For More Information:

Jeff Taylor, VP – CFO, Franklin Electric Co. Inc.

jeffery.taylor@fele.com. 260-827-5520

Franklin Electric